Exhibit 99.3

Citizens Financial Group, Inc. Financial Supplement Fourth Quarter and Full Year 2017

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q17 Change								2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
						$		%	$		%			$		%
SELECTED OPERATING DATA
Total revenue	$1,484	$1,443	$1,396	$1,384	$1,363	$41		3%	$121		9%	$5,707	$5,255	$452		9%
Noninterest expense	898	858	864	854	847	40		5	51		6	3,474	3,352	122		4

Profit before provision for credit losses	586	585	532	530	516	1		–	70		14	2,233	1,903	330		17
Provision for credit losses	83	72	70	96	102	11		15	(19)		(19)	321	369	(48)		(13)
NET INCOME	666	348	318	320	282	318		91	384		136	1,652	1,045	607		58
Net income, Adjusted/Underlying[1]	349	348	318	297	282	1		–	67		24	1,312	1,026	286		28
Net income available to common stockholders	666	341	318	313	282	325		95	384		136	1,638	1,031	607		59
Net income available to common stockholders, Adjusted/Underlying[1]	349	341	318	290	282	8		2	67		24	1,298	1,012	286		28
PER COMMON SHARE DATA
Basic earnings	$1.35	$0.68	$0.63	$0.61	$0.55	$0.67		99%	$0.80		145%	$3.26	$1.97	$1.29		65%
Diluted earnings	1.35	0.68	0.63	0.61	0.55	0.67		99	0.80		145	3.25	1.97	1.28		65
Basic earnings, Adjusted/Underlying[1]	0.71	0.68	0.63	0.57	0.55	0.03		4	0.16		29	2.59	1.94	0.65		34
Diluted earnings, Adjusted/Underlying[1]	0.71	0.68	0.63	0.57	0.55	0.03		4	0.16		29	2.58	1.93	0.65		34
Cash dividends declared and paid per common share	0.18	0.18	0.14	0.14	0.12	–		–	0.06		50	0.64	0.46	0.18		39
Book value per common share	40.80	39.76	39.17	38.47	38.09	1.04		3	2.71		7	40.80	38.09	2.71		7
Tangible book value per common share	27.48	27.05	26.61	26.02	25.69	0.43		2	1.79		7	27.48	25.69	1.79		7
Dividend payout ratio	13%	26%	22%	23%	22%	NM			(900	) bps		20%	23%	(300	) bps
Dividend payout ratio, Adjusted/Underlying[1]	25	26	22	25	22	(100	) bps		300 bps			25	24	100 bps
COMMON SHARES OUTSTANDING
Average: Basic	492,149,763	500,861,076	506,371,846	509,451,450	512,015,920	(8,711,313)		(2%)	(19,866,157)		(4%)	502,157,440	522,093,545	(19,936,105)		(4%)
Diluted	493,788,007	502,157,384	507,414,122	511,348,200	513,897,085	(8,369,377)		(2)	(20,109,078)		(4)	503,685,091	523,930,718	(20,245,627)		(4)
Common shares at period-end	490,812,912	499,505,285	505,880,851	509,515,646	511,954,871	(8,692,373)		(2)	(21,141,959)		(4)	490,812,912	511,954,871	(21,141,959)		(4)
SHARE PRICE
High	$42.93	$38.06	$38.01	$39.75	$36.56	$4.87		13%	$6.37		17%	$42.93	$36.56	$6.37		17%
Low	36.10	31.51	33.13	32.99	24.22	4.59		15	11.88		49	31.51	18.04	13.47		75
Close	41.98	37.87	35.68	34.55	35.63	4.11		11	6.35		18	41.98	35.63	6.35		18
Market capitalization	20,604	18,916	18,050	17,604	18,241	1,688		9	2,363		13	20,604	18,241	2,363		13
SEGMENT NET INCOME
Consumer Banking	$117	$122	$118	$95	$92	($5)		(4%)	$25		27%	$452	$345	$107		31%
Commercial Banking	206	201	187	180	172	5		2	34		20	774	631	143		23
Other	343	25	13	45	18	318		NM	325		NM	426	69	357		NM

NET INCOME	$666	$348	$318	$320	$282	$318		91%	$384		136%	$1,652	$1,045	$607		58%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FULL YEAR
						4Q17 Change								2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.08%	3.05%	2.97%	2.96%	2.90%	3	bps		18	bps		3.02%	2.86%	16	bps
Return on average common equity	13.46	6.87	6.48	6.52	5.70	659	bps		776	bps		8.35	5.23	312	bps
Return on average common equity, Adjusted/Underlying[1]	7.05	6.87	6.48	6.05	5.70	18	bps		135	bps		6.62	5.14	148	bps
Return on average tangible common equity	19.92	10.13	9.57	9.68	8.43	979	bps			NM		12.35	7.74	461	bps
Return on average tangible common equity, Adjusted/Underlying[1]	10.43	10.13	9.57	8.98	8.43	30	bps		200	bps		9.79	7.60	219	bps
Return on average total assets	1.75	0.92	0.85	0.87	0.76	83	bps		99	bps		1.10	0.73	37	bps
Return on average total assets, Adjusted/Underlying[1]	0.92	0.92	0.85	0.81	0.76	–	bps		16	bps		0.88	0.72	16	bps
Return on average total tangible assets	1.83	0.96	0.89	0.91	0.79	87	bps		104	bps		1.15	0.76	39	bps
Return on average total tangible assets, Adjusted/Underlying[1]	0.96	0.96	0.89	0.85	0.79	–	bps		17	bps		0.91	0.75	16	bps
Effective income tax rate	(32.40)	32.18	31.13	26.36	31.90	NM			NM			13.62	31.88	NM
Effective income tax rate, Adjusted/Underlying[1]	33.68	32.18	31.13	31.56	31.90	150	bps		178	bps		32.20	31.74	46	bps
Efficiency ratio	60.52	59.41	61.94	61.68	62.18	111	bps		(166	) bps		60.87	63.80	(293	) bps
Efficiency ratio, Adjusted/Underlying[1]	58.50	59.41	60.36	61.68	62.18	(91	) bps		(368	) bps		59.96	63.92	(396	) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.1%	11.1%	11.2%	11.2%	11.2%
Tier 1 capital ratio	11.3	11.3	11.4	11.4	11.4
Total capital ratio	13.8	13.8	14.0	14.0	14.0
Tier 1 leverage ratio	9.9	9.9	9.9	9.9	9.9
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$152,336	$151,356	$151,407	$150,285	$149,520	$980		1%	$2,816		2%	$152,336	$149,520	$2,816		2%
Loans and leases:
Commercial	52,031	52,381	51,888	51,892	51,651	(350)		(1)	380		1	52,031	51,651	380		1
Retail	58,586	57,770	57,158	56,219	56,018	816		1	2,568		5	58,586	56,018	2,568		5

Total loans and leases	110,617	110,151	109,046	108,111	107,669	466		–	2,948		3	110,617	107,669	2,948		3
Deposits	115,089	113,235	113,613	112,112	109,804	1,854		2	5,285		5	115,089	109,804	5,285		5
Long-term borrowed funds	11,765	13,400	13,154	11,780	12,790	(1,635)		(12)	(1,025)		(8)	11,765	12,790	(1,025)		(8)
Total stockholders’ equity	20,270	20,109	20,064	19,847	19,747	161		1	523		3	20,270	19,747	523		3
Loans-to-deposits ratio (period-end balances)[3]	96.74%	98.36%	96.60%	97.03%	98.62%	(162	) bps		(188	) bps		96.74%	98.62%	(188	) bps
Loans-to-deposits ratio (average balances)[3]	97.77	97.59	99.08	98.81	98.14	18	bps		(37	) bps		98.30	98.58	(28	) bps
Full-time equivalent colleagues	17,594	17,696	17,738	17,515	17,639	(102)		(1)	(45)		–	17,594	17,639	(45)		–

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

2 U.S. Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the U.S. Basel III standardized transitional approach. Per the final transition provision rule issued by banking regulators on November 21, 2017, U.S. Basel III ratio definitions impacting risk weighted assets and qualifying U.S. Basel III capital will be fully phased-in as of January 1, 2018.

3 Includes loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q17 Change						2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17		4Q16		2017	2016	2016
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$1,121	$1,096	$1,040	$992	$963	$25	2%	$158	16%	$4,249	$3,653	$596	16%
Interest and fees on loans held for sale	5	5	4	4	5	–	–	–	–	18	15	3	20
Interest and fees on other loans held for sale	4	3	2	1	–	1	33	4	100	10	6	4	67
Investment securities	156	155	154	160	152	1	1	4	3	625	584	41	7
Interest-bearing deposits in banks	5	5	5	3	2	–	–	3	150	18	8	10	125

Total interest income	1,291	1,264	1,205	1,160	1,122	27	2	169	15	4,920	4,266	654	15

INTEREST EXPENSE:
Deposits	130	123	102	86	76	7	6	54	71	441	270	171	63
Federal funds purchased and securities sold under agreements to repurchase	1	1	–	1	–	–	–	1	100	3	2	1	50
Other short-term borrowed funds	9	7	7	8	7	2	29	2	29	31	40	(9)	(23)
Long-term borrowed funds	71	71	70	60	53	–	–	18	34	272	196	76	39

Total interest expense	211	202	179	155	136	9	4	75	55	747	508	239	47

Net interest income	1,080	1,062	1,026	1,005	986	18	2	94	10	4,173	3,758	415	11

NONINTEREST INCOME:
Service charges and fees	131	131	129	125	132	–	–	(1)	(1)	516	522	(6)	(1)
Card fees	56	58	59	60	50	(2)	(3)	6	12	233	203	30	15
Capital markets fees	42	53	51	48	37	(11)	(21)	5	14	194	136	58	43
Trust and investment services fees	42	38	39	39	34	4	11	8	24	158	146	12	8
Letter of credit and loan fees	31	30	31	29	29	1	3	2	7	121	112	9	8
Foreign exchange and interest rate products	32	24	26	27	31	8	33	1	3	109	103	6	6
Mortgage banking fees	28	27	30	23	36	1	4	(8)	(22)	108	112	(4)	(4)
Securities gains, net	2	2	3	4	3	–	–	(1)	(33)	11	16	(5)	(31)
Other income	40	18	2	24	25	22	122	15	60	84	147	(63)	(43)

Total noninterest income	404	381	370	379	377	23	6	27	7	1,534	1,497	37	2

TOTAL REVENUE	1,484	1,443	1,396	1,384	1,363	41	3	121	9	5,707	5,255	452	9
Provision for credit losses	83	72	70	96	102	11	15	(19)	(19)	321	369	(48)	(13)
NONINTEREST EXPENSE:
Salaries and employee benefits	449	436	432	444	420	13	3	29	7	1,761	1,709	52	3
Outside services	118	99	96	91	98	19	19	20	20	404	377	27	7
Occupancy	80	78	79	82	77	2	3	3	4	319	307	12	4
Equipment expense	67	65	64	67	69	2	3	(2)	(3)	263	263	–	–
Amortization of software	46	45	45	44	44	1	2	2	5	180	170	10	6
Other operating expense	138	135	148	126	139	3	2	(1)	(1)	547	526	21	4

Total noninterest expense	898	858	864	854	847	40	5	51	6	3,474	3,352	122	4

Income before income tax expense	503	513	462	434	414	(10)	(2)	89	21	1,912	1,534	378	25
Income tax expense	(163)	165	144	114	132	(328)	(199)	(295)	(223)	260	489	(229)	(47)

NET INCOME	$666	$348	$318	$320	$282	$318	91%	$384	136%	$1,652	$1,045	$607	58%

Net income, Adjusted/Underlying[1]	$349	$348	$318	$297	$282	$1	—%	$67	24%	$1,312	$1,026	$286	28%

Net income available to common stockholders	$666	$341	$318	$313	$282	$325	95%	$384	136%	$1,638	$1,031	$607	59%

Net income available to common stockholders, Adjusted/Underlying[1]	$349	$341	$318	$290	$282	$8	2%	$67	24%	$1,298	$1,012	$286	28%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD END BALANCES	AS OF					DEC 31, 2017 CHANGE
	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2017		Dec 31, 2016
						$	%	$	%
ASSETS:
Cash and due from banks	$987	$781	$904	$882	$955	$206	26%	$32	3%
Interest-bearing cash and due from banks	2,045	1,339	3,263	3,111	2,749	706	53	(704)	(26)
Interest-bearing deposits in banks	192	287	433	351	439	(95)	(33)	(247)	(56)
Securities available for sale, at fair value	20,157	19,982	19,257	19,964	19,501	175	1	656	3
Securities held to maturity	4,685	4,823	4,967	4,992	5,071	(138)	(3)	(386)	(8)
Other investment securities, at fair value	169	165	97	101	96	4	2	73	76
Other investment securities, at cost	722	772	794	939	942	(50)	(6)	(220)	(23)
Loans held for sale, at fair value	497	500	520	448	583	(3)	(1)	(86)	(15)
Other loans held for sale	221	724	187	221	42	(503)	(69)	179	NM
Loans and leases	110,617	110,151	109,046	108,111	107,669	466	–	2,948	3
Less: Allowance for loan and lease losses	(1,236)	(1,224)	(1,219)	(1,224)	(1,236)	(12)	(1)	–	–

Net loans and leases	109,381	108,927	107,827	106,887	106,433	454	–	2,948	3
Derivative assets[1]	617	596	408	357	627	21	4	(10)	(2)
Premises and equipment	685	618	600	582	601	67	11	84	14
Bank-owned life insurance	1,656	1,646	1,636	1,623	1,612	10	1	44	3
Goodwill	6,887	6,887	6,887	6,876	6,876	–	–	11	–
Due from broker	6	226	530	–	–	(220)	(97)	6	100
Other assets	3,429	3,083	3,097	2,951	2,993	346	11	436	15

TOTAL ASSETS	$152,336	$151,356	$151,407	$150,285	$149,520	$980	1%	$2,816	2%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$29,279	$28,643	$27,814	$27,713	$28,472	$636	2%	$807	3%
Interest-bearing	85,810	84,592	85,799	84,399	81,332	1,218	1	4,478	6

Total deposits	115,089	113,235	113,613	112,112	109,804	1,854	2	5,285	5
Federal funds purchased and securities sold under agreements to repurchase[2]	815	453	429	1,093	1,148	362	80	(333)	(29)
Other short-term borrowed funds	1,856	1,505	2,004	2,762	3,211	351	23	(1,355)	(42)
Derivative liabilities[1]	310	242	159	320	659	68	28	(349)	(53)
Deferred taxes, net	571	744	740	744	714	(173)	(23)	(143)	(20)
Long-term borrowed funds	11,765	13,400	13,154	11,780	12,790	(1,635)	(12)	(1,025)	(8)
Other liabilities	1,660	1,668	1,244	1,627	1,447	(8)	–	213	15

TOTAL LIABILITIES	132,066	131,247	131,343	130,438	129,773	819	1	2,293	2
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	247	247	247	247	247	–	–	–	–
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	–	–	–	–
Additional paid-in capital	18,781	18,768	18,761	18,751	18,722	13	–	59	–
Retained earnings	4,019	3,442	3,191	2,944	2,703	577	17	1,316	49
Treasury stock, at cost	(2,108)	(1,773)	(1,548)	(1,418)	(1,263)	(335)	(19)	(845)	(67)
Accumulated other comprehensive loss	(675)	(581)	(593)	(683)	(668)	(94)	(16)	(7)	(1)

TOTAL STOCKHOLDERS’ EQUITY	20,270	20,109	20,064	19,847	19,747	161	1	523	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$152,336	$151,356	$151,407	$150,285	$149,520	$980	1%	$2,816	2%

Memo: Total tangible common equity	$13,489	$13,512	$13,463	$13,258	$13,154	($23)	–%	$335	3%

1 2017 balances reflect changes in the treatment of variation margin on certain centrally cleared derivatives.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements.

LOANS AND DEPOSITS

(in millions)

PERIOD END BALANCES	AS OF					DEC 31, 2017 CHANGE
	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2017		Dec 31, 2016
						$	%	$	%
LOANS AND LEASES:
Commercial	$37,562	$37,706	$37,329	$37,369	$37,274	($144)	–%	$288	1%
Commercial real estate	11,308	11,426	11,213	10,915	10,624	(118)	(1)	684	6
Leases	3,161	3,249	3,346	3,608	3,753	(88)	(3)	(592)	(16)

Total commercial loans and leases	52,031	52,381	51,888	51,892	51,651	(350)	(1)	380	1

Residential mortgages	17,045	16,619	16,082	15,389	15,115	426	3	1,930	13
Home equity loans	1,392	1,483	1,606	1,730	1,858	(91)	(6)	(466)	(25)
Home equity lines of credit	13,483	13,555	13,696	13,812	14,100	(72)	(1)	(617)	(4)
Home equity loans serviced by others[1]	542	599	647	698	750	(57)	(10)	(208)	(28)
Home equity lines of credit serviced by others[1]	149	166	182	201	219	(17)	(10)	(70)	(32)
Automobile	13,204	13,311	13,449	13,636	13,938	(107)	(1)	(734)	(5)
Education[2]	8,134	8,014	7,720	7,242	6,610	120	1	1,524	23
Credit card	1,848	1,754	1,711	1,650	1,691	94	5	157	9
Other retail	2,789	2,269	2,065	1,861	1,737	520	23	1,052	61

Total retail loans	58,586	57,770	57,158	56,219	56,018	816	1	2,568	5

Total loans and leases	$110,617	$110,151	$109,046	$108,111	$107,669	$466	–%	$2,948	3%

Loans held for sale	$497	$500	$520	$448	$583	($3)	(1%)	($86)	(15%)
Other loans held for sale	221	724	187	221	42	(503)	(69)	179	NM

Loans and leases and loans held for sale	$111,335	$111,375	$109,753	$108,780	$108,294	($40)	–%	$3,041	3%

DEPOSITS:
Demand	$29,279	$28,643	$27,814	$27,713	$28,472	$636	2%	$807	3%
Checking with interest	22,229	21,756	22,497	21,913	20,714	473	2	1,515	7
Regular savings	9,518	9,470	9,542	9,441	8,964	48	1	554	6
Money market accounts	37,454	37,070	38,275	37,833	38,176	384	1	(722)	(2)
Term deposits	16,609	16,296	15,485	15,212	13,478	313	2	3,131	23

Total deposits	$115,089	$113,235	$113,613	$112,112	$109,804	$1,854	2%	$5,285	5%

1 Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed to “education” loans.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS									FULL YEAR
AVERAGE BALANCES						4Q17 Change						2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17		4Q16		2017	2016	2016
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,528	$1,663	$2,081	$1,965	$1,979	($135)	(8%)	($451)	(23%)	$1,807	$1,931	($124)	(6%)

Taxable investment securities	25,678	25,588	25,732	25,789	25,680	90	–	(2)	–	25,696	24,643	1,053	4
Non-taxable investment securities	6	7	7	7	8	(1)	(14)	(2)	(25)	7	8	(1)	(13)

Total investment securities	25,684	25,595	25,739	25,796	25,688	89	–	(4)	–	25,703	24,651	1,052	4

Investment securities and interest-bearing deposits	27,212	27,258	27,820	27,761	27,667	(46)	–	(455)	(2)	27,510	26,582	928	3

Commercial	37,713	37,448	37,846	37,517	36,965	265	1	748	2	37,631	35,652	1,979	6
Commercial real estate	11,396	11,401	11,086	10,821	10,294	(5)	–	1,102	11	11,178	9,741	1,437	15
Leases	3,201	3,302	3,557	3,696	3,773	(101)	(3)	(572)	(15)	3,437	3,841	(404)	(11)

Total commercial loans and leases	52,310	52,151	52,489	52,034	51,032	159	–	1,278	3	52,246	49,234	3,012	6

Residential mortgages	16,794	16,323	15,646	15,285	14,896	471	3	1,898	13	16,017	14,005	2,012	14
Home equity loans	1,437	1,547	1,668	1,793	1,934	(110)	(7)	(497)	(26)	1,610	2,180	(570)	(26)
Home equity lines of credit	13,501	13,608	13,765	13,955	14,188	(107)	(1)	(687)	(5)	13,706	14,402	(696)	(5)
Home equity loans serviced by others[1]	564	618	668	719	774	(54)	(9)	(210)	(27)	642	867	(225)	(26)
Home equity lines of credit serviced by others[1]	156	173	188	207	228	(17)	(10)	(72)	(32)	181	281	(100)	(36)
Automobile	13,277	13,349	13,574	13,772	13,994	(72)	(1)	(717)	(5)	13,491	13,953	(462)	(3)
Education[2]	8,071	7,814	7,490	6,837	6,215	257	3	1,856	30	7,557	5,558	1,999	36
Credit cards	1,803	1,738	1,693	1,665	1,654	65	4	149	9	1,725	1,620	105	6
Other retail	2,537	2,163	1,959	1,798	1,619	374	17	918	57	2,117	1,288	829	64

Total retail loans	58,140	57,333	56,651	56,031	55,502	807	1	2,638	5	57,046	54,154	2,892	5

Total loans and leases	110,450	109,484	109,140	108,065	106,534	966	1	3,916	4	109,292	103,388	5,904	6
Loans held for sale, at fair value	482	503	465	510	551	(21)	(4)	(69)	(13)	490	425	65	15
Other loans held for sale	285	234	162	74	6	51	22	279	NM	190	141	49	35

Interest-earning assets	138,429	137,479	137,587	136,410	134,758	950	1	3,671	3	137,482	130,536	6,946	5
Allowance for loan and lease losses	(1,222)	(1,220)	(1,223)	(1,235)	(1,234)	(2)	–	12	1	(1,225)	(1,227)	2	–
Goodwill	6,887	6,887	6,882	6,876	6,876	–	–	11	–	6,883	6,876	7	–
Other noninterest-earning assets	7,017	6,866	6,632	6,735	6,915	151	2	102	1	6,813	6,998	(185)	(3)

TOTAL ASSETS	$151,111	$150,012	$149,878	$148,786	$147,315	$1,099	1%	$3,796	3%	$149,953	$143,183	$6,770	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY: LIABILITIES:
Checking with interest	$21,459	$21,909	$21,751	$20,699	$20,268	($450)	(2%)	$1,191	6%	$21,458	$19,320	$2,138	11%
Money market accounts	37,483	37,535	36,912	37,874	38,397	(52)	–	(914)	(2)	37,450	37,106	344	1
Regular savings	9,473	9,491	9,458	9,110	8,826	(18)	–	647	7	9,384	8,691	693	8
Term deposits	16,470	15,971	15,148	14,173	13,191	499	3	3,279	25	15,448	12,696	2,752	22

Total interest-bearing deposits	84,885	84,906	83,269	81,856	80,682	(21)	–	4,203	5	83,740	77,813	5,927	8
Federal funds purchased and securities sold under agreements to repurchase[3]	685	733	808	882	1,024	(48)	(7)	(339)	(33)	776	947	(171)	(18)
Other short-term borrowed funds	2,432	1,624	2,275	2,963	3,428	808	50	(996)	(29)	2,321	3,207	(886)	(28)
Long-term borrowed funds	11,658	12,210	13,647	12,412	10,758	(552)	(5)	900	8	12,479	10,472	2,007	19

Total borrowed funds	14,775	14,567	16,730	16,257	15,210	208	1	(435)	(3)	15,576	14,626	950	6

Total interest-bearing liabilities	99,660	99,473	99,999	98,113	95,892	187	–	3,768	4	99,316	92,439	6,877	7
Total demand deposits	28,868	28,041	27,521	28,098	28,443	827	3	425	1	28,134	27,634	500	2
Other liabilities	2,712	2,523	2,452	2,868	3,088	189	7	(376)	(12)	2,637	3,165	(528)	(17)

TOTAL LIABILITIES	131,240	130,037	129,972	129,079	127,423	1,203	1	3,817	3	130,087	123,238	6,849	6

STOCKHOLDERS’ EQUITY	19,871	19,975	19,906	19,707	19,892	(104)	(1)	(21)	–	19,866	19,945	(79)	–

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$151,111	$150,012	$149,878	$148,786	$147,315	$1,099	1%	$3,796	3%	$149,953	$143,183	$6,770	5%

Memo: Total average tangible common equity	$13,266	$13,376	$13,309	$13,115	$13,291	($110)	(1%)	($25)	–%	$13,267	$13,322	($55)	–%

Total deposits (interest-bearing and demand)	$113,753	$112,947	$110,790	$109,954	$109,125	$806	1%	$4,628	4%	$111,874	$105,447	$6,427	6%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR
AVERAGE ANNUALIZED YIELDS AND RATES	4Q17		3Q17		2Q17		1Q17		4Q16		2017		2016
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	1.30%	$5	1.14%	$5	0.88%	$5	0.63%	$3	0.43%	$2	0.96%	$18	0.41%	$8

Taxable investment securities	2.44	156	2.42	155	2.39	154	2.48	160	2.36	152	2.43	625	2.37	584
Non-taxable investment securities	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–

Total investment securities	2.44	156	2.42	155	2.39	154	2.48	160	2.36	152	2.43	625	2.37	584

Investment securities and interest-bearing deposits		161		160		159		163		154		643		592

Commercial	3.65	352	3.61	344	3.40	326	3.33	312	3.22	304	3.50	1,334	3.13	1,136
Commercial real estate	3.80	110	3.69	108	3.47	97	3.21	87	2.98	78	3.55	402	2.81	278
Leases	2.48	20	2.54	21	2.50	22	2.47	23	2.32	22	2.50	86	2.41	93

Total commercial loans and leases	3.61	482	3.56	473	3.35	445	3.24	422	3.11	404	3.44	1,822	3.01	1,507

Residential mortgages	3.57	149	3.57	146	3.57	140	3.55	136	3.46	129	3.57	571	3.60	504
Home equity loans	5.60	20	5.72	22	5.74	24	5.66	25	5.66	28	5.68	91	5.64	123
Home equity lines of credit	3.97	135	3.93	135	3.68	126	3.43	118	3.21	114	3.75	514	3.18	457
Home equity loans serviced by others[1]	7.20	11	7.04	11	7.12	11	7.02	13	7.18	13	7.09	46	7.11	62
Home equity lines of credit serviced by others[1]	4.32	1	4.05	2	4.24	2	3.75	2	3.17	2	4.07	7	2.41	7
Automobile	3.39	114	3.31	111	3.23	110	3.16	107	3.03	107	3.27	442	2.94	411
Education[2]	5.43	111	5.36	106	5.26	98	5.23	88	5.11	80	5.33	403	5.08	282
Credit cards	10.46	47	10.69	47	10.71	45	11.16	46	11.14	46	10.75	185	11.22	181
Other retail	7.92	51	7.88	43	8.01	39	7.94	35	9.70	40	7.94	168	9.23	119

Total retail loans	4.37	639	4.32	623	4.21	595	4.11	570	4.01	559	4.25	2,427	3.96	2,146

Total loans and leases	4.01	1,121	3.96	1,096	3.80	1,040	3.69	992	3.58	963	3.87	4,249	3.51	3,653
Loans held for sale	3.70	5	3.69	5	3.60	4	3.31	4	3.29	5	3.58	18	3.40	15
Other loans held for sale	5.49	4	4.72	3	5.51	2	6.62	1	6.24	–	5.36	10	4.55	6

Total interest-earning assets	3.69	1,291	3.64	1,264	3.49	1,205	3.42	1,160	3.30	1,122	3.56	4,920	3.25	4,266
INTEREST-BEARING LIABILITIES:
Checking with interest	0.41	23	0.43	23	0.36	20	0.26	13	0.21	10	0.37	79	0.18	34
Money market accounts	0.61	58	0.57	54	0.49	45	0.44	41	0.39	39	0.53	198	0.36	133
Regular savings	0.05	1	0.04	1	0.04	1	0.04	1	0.04	–	0.04	4	0.04	4
Term deposits	1.18	48	1.09	45	0.97	36	0.89	31	0.82	27	1.04	160	0.78	99

Total interest-bearing deposits	0.61	130	0.58	123	0.49	102	0.43	86	0.38	76	0.53	441	0.35	270
Federal funds purchased and securities sold under agreements to repurchase[3]	0.45	1	0.50	1	0.37	–	0.24	1	0.23	–	0.38	3	0.22	2
Other short-term borrowed funds	1.58	9	1.55	7	1.23	7	1.05	8	0.81	7	1.32	31	1.22	40
Long-term borrowed funds	2.42	71	2.31	71	2.05	70	1.94	60	1.94	53	2.17	272	1.86	196

Total borrowed funds	2.19	81	2.14	79	1.86	77	1.68	69	1.57	60	1.96	306	1.62	238

Total interest-bearing liabilities	0.84	211	0.80	202	0.72	179	0.64	155	0.57	136	0.75	747	0.55	508
INTEREST RATE SPREAD	2.85		2.84		2.77		2.78		2.73		2.81		2.70
NET INTEREST MARGIN	3.08%		3.05%		2.97%		2.96%		2.90%		3.02%		2.86%
Memo Total deposit costs	0.45%	$130	0.43%	$123	0.37%	$102	0.32%	$86	0.28%	$76	0.39%	$441	0.26%	$270

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	FOURTH QUARTER 2017				THIRD QUARTER 2017				CHANGE
									4Q17 from 3Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$682	$367	$31	$1,080	$674	$354	$34	$1,062	$18		2%
Noninterest income	229	138	37	404	227	136	18	381	23		6

Total revenue	911	505	68	1,484	901	490	52	1,443	41		3
Noninterest expense	654	195	49	898	648	195	15	858	40		5

Profit before provision for credit losses	257	310	19	586	253	295	37	585	1		–
Provision for credit losses	76	(1)	8	83	65	–	7	72	11		15

Income before income tax expense (benefit)	181	311	11	503	188	295	30	513	(10)		(2)
Income tax expense (benefit)	64	105	(332)	(163)	66	94	5	165	(328)		(199)

Net income	$117	$206	$343	$666	$122	$201	$25	$348	$318		91%

Average Balances
Total assets	$60,911	$50,169	$40,031	$151,111	$60,012	$49,833	$40,167	$150,012	$1,099		1%
Total loans and leases[2]	59,547	48,938	2,732	111,217	58,679	48,746	2,796	110,221	996		1
Deposits	75,154	31,514	7,085	113,753	75,085	30,751	7,111	112,947	806		1
Interest-earning assets	59,598	49,118	29,713	138,429	58,729	48,875	29,875	137,479	950		1
Key Metrics
Net interest margin	4.54%	2.96%	NM	3.08%	4.55%	2.88%	NM	3.05%	3	bps
Efficiency ratio	71.90	38.84	NM	60.52	71.88	39.39	NM	59.41	111	bps
Loans-to-deposits ratio (period-end balances)[2]	79.49	152.77	NM	96.74	78.59	160.45	NM	98.36	(162	) bps
Loans-to-deposits ratio (average balances)[2]	79.23	155.29	NM	97.77	78.15	158.52	NM	97.59	18	bps
Return on average total tangible assets	0.76	1.62	NM	1.83	0.81	1.60	NM	0.96	87	bps
Return on average tangible common equity[3]	8.29	14.15	NM	19.92	8.72	14.06	NM	10.13	979	bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Business operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the business operating segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FOURTH QUARTER 2017				FOURTH QUARTER 2016				CHANGE
									4Q17 from 4Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$682	$367	$31	$1,080	$639	$347	$–	$986	$94		10%
Noninterest income	229	138	37	404	227	122	28	377	27		7

Total revenue	911	505	68	1,484	866	469	28	1,363	121		9
Noninterest expense	654	195	49	898	649	187	11	847	51		6

Profit before provision for credit losses	257	310	19	586	217	282	17	516	70		14
Provision for credit losses	76	(1)	8	83	74	20	8	102	(19)		(19)

Income before income tax expense (benefit)	181	311	11	503	143	262	9	414	89		21
Income tax expense (benefit)	64	105	(332)	(163)	51	90	(9)	132	(295)		(223)

Net income	$117	$206	$343	$666	$92	$172	$18	$282	$384		136%

Average Balances
Total assets	$60,911	$50,169	$40,031	$151,111	$58,066	$48,024	$41,225	$147,315	$3,796		3%
Total loans and leases[2]	59,547	48,938	2,732	111,217	56,711	47,010	3,370	107,091	4,126		4
Deposits	75,154	31,514	7,085	113,753	73,124	29,410	6,591	109,125	4,628		4
Interest-earning assets	59,598	49,118	29,713	138,429	56,764	47,070	30,924	134,758	3,671		3
Key Metrics
Net interest margin	4.54%	2.96%	NM	3.08%	4.47%	2.93%	NM	2.90%	18	bps
Efficiency ratio	71.90	38.84	NM	60.52	74.90	39.83	NM	62.18	(166	) bps
Loans-to-deposits ratio (period-end balances)[2]	79.49	152.77	NM	96.74	77.33	166.25	NM	98.62	(188	) bps
Loans-to-deposits ratio (average balances)[2]	79.23	155.29	NM	97.77	77.55	159.84	NM	98.14	(37	) bps
Return on average total tangible assets	0.76	1.62	NM	1.83	0.63	1.42	NM	0.79	104	bps
Return on average tangible common equity[3]	8.29	14.15	NM	19.92	6.97	12.94	NM	8.43	NM

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Business operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the business operating segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FULL YEAR 2017				FULL YEAR 2016				CHANGE
									2017 from 2016
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$2,651	$1,411	$111	$4,173	$2,443	$1,288	$27	$3,758	$415		11%
Noninterest income	905	538	91	1,534	883	466	148	1,497	37		2

Total revenue	3,556	1,949	202	5,707	3,326	1,754	175	5,255	452		9
Noninterest expense	2,593	772	109	3,474	2,547	741	64	3,352	122		4

Profit before provision for credit losses	963	1,177	93	2,233	779	1,013	111	1,903	330		17
Provision for credit losses	265	19	37	321	243	47	79	369	(48)		(13)

Income before income tax expense (benefit)	698	1,158	56	1,912	536	966	32	1,534	378		25
Income tax expense (benefit)	246	384	(370)	260	191	335	(37)	489	(229)		(47)

Net income	$452	$774	$426	$1,652	$345	$631	$69	$1,045	$607		58%

Average Balances
Total assets	$59,714	$49,747	$40,492	$149,953	$56,388	$47,159	$39,636	$143,183	$6,770		5%
Total loans and leases[2]	58,371	48,655	2,946	109,972	55,052	45,903	2,999	103,954	6,018		6
Deposits	74,873	30,005	6,996	111,874	72,003	26,811	6,633	105,447	6,427		6
Interest-earning assets	58,422	48,802	30,258	137,482	55,101	45,978	29,457	130,536	6,946		5
Key Metrics
Net interest margin	4.54%	2.89%	NM	3.02%	4.43%	2.80%	NM	2.86%	16	bps
Efficiency ratio	72.93	39.62	NM	60.87	76.57	42.26	NM	63.80	(293	) bps
Loans-to-deposits ratio (period-end balances)[2]	79.49	152.77	NM	96.74	77.33	166.25	NM	98.62	(188	) bps
Loans-to-deposits ratio (average balances)[2]	77.96	162.16	NM	98.30	76.46	171.21	NM	98.58	(28	) bps
Return on average total tangible assets	0.76	1.56	NM	1.15	0.61	1.34	NM	0.76	39	bps
Return on average tangible common equity[3]	8.17	13.70	NM	12.35	6.68	12.44	NM	7.74	461	bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Business operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the business operating segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING						4Q17 Change								2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$682	$674	$657	$638	$639	$8		1%	$43		7%	$2,651	$2,443	$208		9%
Noninterest income	229	227	229	220	227	2		1	2		1	905	883	22		2

Total revenue	911	901	886	858	866	10		1	45		5	3,556	3,326	230		7
Noninterest expense	654	648	644	647	649	6		1	5		1	2,593	2,547	46		2

Profit before provision for credit losses	257	253	242	211	217	4		2	40		18	963	779	184		24
Provision for credit losses	76	65	60	64	74	11		17	2		3	265	243	22		9

Income before income tax expense	181	188	182	147	143	(7)		(4)	38		27	698	536	162		30
Income tax expense	64	66	64	52	51	(2)		(3)	13		25	246	191	55		29

Net income	$117	$122	$118	$95	$92	($5)		(4%)	$25		27%	$452	$345	$107		31%

Average Balances
Total assets	$60,911	$60,012	$59,244	$58,660	$58,066	$899		1%	$2,845		5%	$59,714	$56,388	$3,326		6%
Total loans[1]	59,547	58,679	57,922	57,309	56,711	868		1	2,836		5	58,371	55,052	3,319		6
Deposits	75,154	75,085	75,107	74,133	73,124	69		–	2,030		3	74,873	72,003	2,870		4
Interest-earning assets	59,598	58,729	57,973	57,361	56,764	869		1	2,834		5	58,422	55,101	3,321		6
Key Metrics
Net interest margin	4.54%	4.55%	4.54%	4.51%	4.47%	(1	) bps		7	bps		4.54%	4.43%	11	bps
Efficiency ratio	71.90	71.88	72.64	75.41	74.90	2	bps		(300	) bps		72.93	76.57	(364	) bps
Loans-to-deposits ratio (period-end balances)[1]	79.49	78.59	77.16	75.66	77.33	90	bps		216	bps		79.49	77.33	216	bps
Loans-to-deposits ratio (average balances)[1]	79.23	78.15	77.12	77.31	77.55	108	bps		168	bps		77.96	76.46	150	bps
Return on average total tangible assets	0.76	0.81	0.80	0.66	0.63	(5	) bps		13	bps		0.76	0.61	15	bps
Return on average tangible common equity[2]	8.29	8.72	8.57	7.06	6.97	(43	) bps		132	bps		8.17	6.68	149	bps

1 Includes loans held for sale.

2 Business operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the business operating segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING						4Q17 Change								2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$367	$354	$344	$346	$347	$13		4%	$20		6%	$1,411	$1,288	$123		10%
Noninterest income	138	136	130	134	122	2		1	16		13	538	466	72		15

Total revenue	505	490	474	480	469	15		3	36		8	1,949	1,754	195		11
Noninterest expense	195	195	192	190	187	–		–	8		4	772	741	31		4

Profit before provision for credit losses	310	295	282	290	282	15		5	28		10	1,177	1,013	164		16
Provision for credit losses	(1)	–	1	19	20	(1)		100	(21)		(105)	19	47	(28)		(60)

Income before income tax expense	311	295	281	271	262	16		5	49		19	1,158	966	192		20
Income tax expense	105	94	94	91	90	11		12	15		17	384	335	49		15

Net income	$206	$201	$187	$180	$172	$5		2%	$34		20%	$774	$631	$143		23%

Average Balances
Total assets	$50,169	$49,833	$49,731	$49,243	$48,024	$336		1%	$2,145		4%	$49,747	$47,159	$2,588		5%
Total loans and leases[1]	48,938	48,746	48,772	48,154	47,010	192		–	1,928		4	48,655	45,903	2,752		6
Deposits	31,514	30,751	28,744	28,973	29,410	763		2	2,104		7	30,005	26,811	3,194		12
Interest-earning assets	49,118	48,875	48,923	48,283	47,070	243		–	2,048		4	48,802	45,978	2,824		6
Key Metrics
Net interest margin	2.96%	2.88%	2.82%	2.91%	2.93%	8	bps		3	bps		2.89%	2.80%	9	bps
Efficiency ratio	38.84	39.39	40.48	39.80	39.83	(55	) bps		(99	) bps		39.62	42.26	(264	) bps
Loans-to-deposits ratio (period-end balances)[1]	152.77	160.45	158.39	165.09	166.25	(768	) bps		NM			152.77	166.25	NM
Loans-to-deposits ratio (average balances)[1]	155.29	158.52	169.68	166.20	159.84	(323	) bps		(455	) bps		162.16	171.21	(905	) bps
Return on average total tangible assets	1.62	1.60	1.51	1.48	1.42	2	bps		20	bps		1.56	1.34	22	bps
Return on average tangible common equity[2]	14.15	14.06	13.37	13.18	12.94	9	bps		121	bps		13.70	12.44	126	bps

1 Includes loans and leases held for sale.

2 Business operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the business operating segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q17 Change						2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17		4Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$31	$34	$25	$21	$–	($3)	(9%)	$31	100%	$111	$27	$84	NM
Noninterest income	37	18	11	25	28	19	106	9	32	91	148	(57)	(39)

Total revenue	68	52	36	46	28	16	31	40	143	202	175	27	15
Noninterest expense	49	15	28	17	11	34	227	38	NM	109	64	45	70

Profit before provision for credit losses	19	37	8	29	17	(18)	(49)	2	12	93	111	(18)	(16)
Provision for credit losses	8	7	9	13	8	1	14	–	–	37	79	(42)	(53)

Income (loss) before income tax (benefit) expense	11	30	(1)	16	9	(19)	(63)	2	22	56	32	24	75
Income tax (benefit) expense	(332)	5	(14)	(29)	(9)	(337)	NM	(323)	NM	(370)	(37)	(333)	NM

Net income	$343	$25	$13	$45	$18	$318	NM	$325	NM	$426	$69	$357	NM

Average Balances
Total assets	$40,031	$40,167	$40,903	$40,883	$41,225	($136)	–%	($1,194)	(3%)	$40,492	$39,636	$856	2%
Total loans and leases	2,732	2,796	3,073	3,186	3,370	(64)	(2)	(638)	(19)	2,946	2,999	(53)	(2)
Deposits	7,085	7,111	6,939	6,848	6,591	(26)	–	494	7	6,996	6,633	363	5
Interest-earning assets	29,713	29,875	30,691	30,766	30,924	(162)	(1)	(1,211)	(4)	30,258	29,457	801	3

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS										FULL YEAR
CONSOLIDATED						4Q17 Change								2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,080	$1,062	$1,026	$1,005	$986	$18		2%	$94		10%	$4,173	$3,758	$415		11%
Noninterest income	404	381	370	379	377	23		6	27		7	1,534	1,497	37		2

Total revenue	1,484	1,443	1,396	1,384	1,363	41		3	121		9	5,707	5,255	452		9
Noninterest expense	898	858	864	854	847	40		5	51		6	3,474	3,352	122		4

Profit before provision for credit losses	586	585	532	530	516	1		–	70		14	2,233	1,903	330		17
Provision for credit losses	83	72	70	96	102	11		15	(19)		(19)	321	369	(48)		(13)

Income before income tax (benefit) expense	503	513	462	434	414	(10)		(2)	89		21	1,912	1,534	378		25
Income tax (benefit) expense	(163)	165	144	114	132	(328)		(199)	(295)		(223)	260	489	(229)		(47)

Net income	$666	$348	$318	$320	$282	$318		91%	$384		136%	$1,652	$1,045	$607		58%

Average Balances
Total assets	$151,111	$150,012	$149,878	$148,786	$147,315	$1,099		1%	$3,796		3%	$149,953	$143,183	$6,770		5%
Total loans and leases[1]	111,217	110,221	109,767	108,649	107,091	996		1	4,126		4	109,972	103,954	6,018		6
Deposits	113,753	112,947	110,790	109,954	109,125	806		1	4,628		4	111,874	105,447	6,427		6
Interest-earning assets	138,429	137,479	137,587	136,410	134,758	950		1	3,671		3	137,482	130,536	6,946		5
Key Metrics
Net interest margin	3.08%	3.05%	2.97%	2.96%	2.90%	3	bps		18	bps		3.02%	2.86%	16	bps
Efficiency ratio	60.52	59.41	61.94	61.68	62.18	111	bps		(166	) bps		60.87	63.80	(293	) bps
Loans-to-deposits ratio (period-end balances)[1]	96.74	98.36	96.60	97.03	98.62	(162	) bps		(188	) bps		96.74	98.62	(188	) bps
Loans-to-deposits ratio (average balances)[1]	97.77	97.59	99.08	98.81	98.14	18	bps		(37	) bps		98.30	98.58	(28	) bps
Return on average total tangible assets	1.83	0.96	0.89	0.91	0.79	87	bps		104	bps		1.15	0.76	39	bps
Return on average tangible common equity	19.92	10.13	9.57	9.68	8.43	979	bps		NM			12.35	7.74	461	bps

1 Includes loans and leases held for sale.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					DEC 31, 2017 CHANGE
	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2017		Dec 31, 2016
						$	%	$	%
CREDIT EXPOSURE:
Loans and leases:
Commercial	$37,562	$37,706	$37,329	$37,369	$37,274	($144)	–%	$288	1%
Commercial real estate	11,308	11,426	11,213	10,915	10,624	(118)	(1)	684	6
Leases	3,161	3,249	3,346	3,608	3,753	(88)	(3)	(592)	(16)

Total commercial loans and leases	52,031	52,381	51,888	51,892	51,651	(350)	(1)	380	1
Residential mortgages	17,045	16,619	16,082	15,389	15,115	426	3	1,930	13
Home equity loans	1,392	1,483	1,606	1,730	1,858	(91)	(6)	(466)	(25)
Home equity lines of credit	13,483	13,555	13,696	13,812	14,100	(72)	(1)	(617)	(4)
Home equity loans serviced by others[1]	542	599	647	698	750	(57)	(10)	(208)	(28)
Home equity lines of credit serviced by others[1]	149	166	182	201	219	(17)	(10)	(70)	(32)
Automobile	13,204	13,311	13,449	13,636	13,938	(107)	(1)	(734)	(5)
Education[2]	8,134	8,014	7,720	7,242	6,610	120	1	1,524	23
Credit card	1,848	1,754	1,711	1,650	1,691	94	5	157	9
Other retail	2,789	2,269	2,065	1,861	1,737	520	23	1,052	61

Total retail loans	58,586	57,770	57,158	56,219	56,018	816	1	2,568	5

Total loans and leases	110,617	110,151	109,046	108,111	107,669	466	–	2,948	3
Derivative receivable:
Derivative receivable - commercial[3]	611	588	399	346	621	23	4	(10)	(2)
Derivative receivable - retail	6	8	9	11	6	(2)	(25)	–	–

Total derivative receivable	617	596	408	357	627	21	4	(10)	(2)

Total credit-related assets	111,234	110,747	109,454	108,468	108,296	487	–	2,938	3
Lending-related arrangements:
Undrawn commitments to extend credit - commercial	35,745	34,871	34,962	34,650	34,005	874	3	1,740	5
Financial standby letters of credit	2,036	2,080	2,053	1,912	1,892	(44)	(2)	144	8
Performance letters of credit	47	42	41	48	40	5	12	7	18
Commercial letters of credit	53	68	66	43	43	(15)	(22)	10	23
Marketing rights	41	41	42	44	44	–	–	(3)	(7)
Risk participation agreements	16	20	22	19	19	(4)	(20)	(3)	(16)

Total commercial lending-related arrangements	37,938	37,122	37,186	36,716	36,043	816	2	1,895	5
Undrawn commitments to extend credit - retail	27,214	27,063	27,026	28,160	26,867	151	1	347	1
Residential mortgage loans sold with recourse	7	7	8	8	8	–	–	(1)	(13)

Total retail lending-related arrangements	27,221	27,070	27,034	28,168	26,875	151	1	346	1

Total lending-related arrangements	65,159	64,192	64,220	64,884	62,918	967	2	2,241	4

Total credit exposure	$176,393	$174,939	$173,674	$173,352	$171,214	$1,454	1%	$5,179	3%

Memo: Total credit exposure by product:
Commercial exposure	$90,580	$90,091	$89,473	$88,954	$88,315	$489	1%	$2,265	3%
Retail exposure	85,813	84,848	84,201	84,398	82,899	965	1	2,914	4

Total credit exposure	$176,393	$174,939	$173,674	$173,352	$171,214	$1,454	1%	$5,179	3%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed to “education” loans.

3 2017 balances reflect changes in the treatment of variation margin on certain centrally cleared derivatives.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					DEC 31, 2017 CHANGE
	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2017			Dec 31, 2016
						$/bps		%	$/bps		%
NONPERFORMING ASSETS:
Commercial	$238	$297	$376	$367	$322	($59)		(20%)	($84)		(26%)
Commercial real estate	27	28	38	46	50	(1)		(4)	(23)		(46)
Leases	–	–	–	–	15	–		–	(15)		(100)

Total commercial loans and leases	265	325	414	413	387	(60)		(18)	(122)		(32)
Residential mortgages	128	124	135	142	144	4		3	(16)		(11)
Home equity loans	72	76	81	89	98	(4)		(5)	(26)		(27)
Home equity lines of credit	233	236	235	238	243	(3)		(1)	(10)		(4)
Home equity loans serviced by others[1]	25	26	27	29	32	(1)		(4)	(7)		(22)
Home equity lines of credit serviced by others[1]	18	21	25	30	33	(3)		(14)	(15)		(45)
Automobile	70	66	55	52	50	4		6	20		40
Education[2]	38	38	35	38	38	–		–	–		–
Credit card	17	15	15	16	16	2		13	1		6
Other retail	5	5	3	3	4	–		–	1		25

Total retail loans	606	607	611	637	658	(1)		–	(52)		(8)

Nonperforming loans and leases	871	932	1,025	1,050	1,045	(61)		(7)	(174)		(17)

Commercial	$–	$–	$–	$–	$–	$–		–%	$–		–%
Retail	36	37	37	45	49	(1)		(3)	(13)		(27)

Other nonperforming assets	36	37	37	45	49	(1)		(3)	(13)		(27)

Nonperforming assets	$907	$969	$1,062	$1,095	$1,094	($62)		(6%)	($187)		(17%)

NONPERFORMING ASSETS BY PRODUCT:
Commercial	$265	$325	$414	$413	$387	($60)		(18%)	($122)		(32%)
Retail	642	644	648	682	707	(2)		–	(65)		(9)

Total nonperforming assets	$907	$969	$1,062	$1,095	$1,094	($62)		(6%)	($187)		(17%)

ASSET QUALITY RATIOS:
Allowance for loan and lease losses to loans and leases	1.12%	1.11%	1.12%	1.13%	1.15%	1	bps		(3	) bps
Allowance for loan and lease losses to nonperforming loans and leases	141.96	131.35	118.98	116.60	118.32	NM			NM
Nonperforming loans and leases to loans and leases	0.79	0.85	0.94	0.97	0.97	(6	) bps		(18	) bps
Nonperforming assets to total assets	0.60	0.64	0.70	0.73	0.73	(4	) bps		(13	) bps

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q17 Change						2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17		4Q16		2017	2016	2016
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$15	$3	$24	$20	$19	$12	NM	($4)	(21%)	$62	$56	$6	11%
Commercial real estate	–	9	–	4	1	(9)	(100)	(1)	(100)	13	14	(1)	(7)
Leases	–	–	–	–	6	–	–	(6)	(100)	–	9	(9)	(100)

Total commercial loans and leases	15	12	24	24	26	3	25	(11)	(42)	75	79	(4)	(5)
Residential mortgages	2	3	3	3	6	(1)	(33)	(4)	(67)	11	21	(10)	(48)
Home equity loans	2	4	3	2	3	(2)	(50)	(1)	(33)	11	16	(5)	(31)
Home equity lines of credit	7	8	9	10	10	(1)	(13)	(3)	(30)	34	43	(9)	(21)
Home equity loans serviced by others[1]	3	3	4	5	9	–	–	(6)	(67)	15	38	(23)	(61)
Home equity lines of credit serviced by others[1]	–	1	1	3	2	(1)	(100)	(2)	(100)	5	12	(7)	(58)
Automobile	50	46	41	44	50	4	9	–	–	181	160	21	13
Education[2]	19	13	14	13	16	6	46	3	19	59	52	7	13
Credit card	15	15	15	16	15	–	–	–	–	61	58	3	5
Other retail	18	15	14	13	15	3	20	3	20	60	57	3	5

Total retail loans	116	108	104	109	126	8	7	(10)	(8)	437	457	(20)	(4)

Total gross charge-offs	$131	$120	$128	$133	$152	$11	9%	($21)	(14%)	$512	$536	($24)	(4%)

GROSS RECOVERIES:
Commercial	$13	$12	$7	$5	$8	$1	8%	$5	63%	$37	$21	$16	76%
Commercial real estate	–	–	3	–	2	–	–	(2)	(100)	3	12	(9)	(75)
Leases	–	–	–	–	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	13	12	10	5	10	1	8	3	30	40	33	7	21
Residential mortgages	1	2	2	1	2	(1)	(50)	(1)	(50)	6	9	(3)	(33)
Home equity loans	3	4	3	3	3	(1)	(25)	–	–	13	18	(5)	(28)
Home equity lines of credit	4	4	4	4	4	–	–	–	–	16	18	(2)	(11)
Home equity loans serviced by others[1]	4	5	5	4	4	(1)	(20)	–	–	18	19	(1)	(5)
Home equity lines of credit serviced by others[1]	1	2	2	2	1	(1)	(50)	–	–	7	6	1	17
Automobile	18	18	19	18	16	–	–	2	13	73	65	8	12
Education[2]	5	3	3	4	2	2	67	3	150	15	11	4	36
Credit card	1	2	2	2	2	(1)	(50)	(1)	(50)	7	8	(1)	(13)
Other retail	3	3	3	3	4	–	–	(1)	(25)	12	14	(2)	(14)

Total retail loans	40	43	43	41	38	(3)	(7)	2	5	167	168	(1)	(1)

Total gross recoveries	$53	$55	$53	$46	$48	($2)	(4%)	$5	10%	$207	$201	$6	3%

NET CHARGE-OFFS (RECOVERIES):
Commercial	$2	($9)	$17	$15	$11	$11	122%	($9)	(82%)	$25	$35	($10)	(29%)
Commercial real estate	–	9	(3)	4	(1)	(9)	(100)	1	100	10	2	8	NM
Leases	–	–	–	–	6	–	–	(6)	(100)	–	9	(9)	(100)

Total commercial loans and leases	2	–	14	19	16	2	100	(14)	(88)	35	46	(11)	(24)
Residential mortgages	1	1	1	2	4	–	–	(3)	(75)	5	12	(7)	(58)
Home equity loans	(1)	–	–	(1)	–	(1)	100	(1)	100	(2)	(2)	–	–
Home equity lines of credit	3	4	5	6	6	(1)	(25)	(3)	(50)	18	25	(7)	(28)
Home equity loans serviced by others[1]	(1)	(2)	(1)	1	5	1	50	(6)	(120)	(3)	19	(22)	(116)
Home equity lines of credit serviced by others[1]	(1)	(1)	(1)	1	1	–	–	(2)	(200)	(2)	6	(8)	(133)
Automobile	32	28	22	26	34	4	14	(2)	(6)	108	95	13	14
Education[2]	14	10	11	9	14	4	40	–	–	44	41	3	7
Credit card	14	13	13	14	13	1	8	1	8	54	50	4	8
Other retail	15	12	11	10	11	3	25	4	36	48	43	5	12

Total retail loans	76	65	61	68	88	11	17	(12)	(14)	270	289	(19)	(7)

Total net charge-offs (recoveries)	$78	$65	$75	$87	$104	$13	20%	($26)	(25%)	$305	$335	($30)	(9%)

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS											FULL YEAR
						4Q17 Change								2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES

Commercial	0.02%	(0.09%)	0.17%	0.17%	0.13%	11	bps		(11	) bps		0.07%	0.10%	(3	) bps

Commercial real estate	(0.01)	0.33	(0.10)	0.14	(0.08)	(34	) bps		7	bps		0.09	0.02	7	bps

Leases	–	–	–	–	0.65	–	bps		(65	) bps		–	0.23	(23	) bps

Total commercial loans and leases	0.01	0.01	0.10	0.15	0.13	–	bps		(12	) bps		0.07	0.09	(2	) bps

Residential mortgages	0.01	0.03	0.02	0.06	0.10	(2	) bps		(9	) bps		0.03	0.08	(5	) bps

Home equity loans	(0.40)	(0.05)	0.07	(0.21)	(0.02)	(35	) bps		(38	) bps		(0.14)	(0.07)	(7	) bps

Home equity lines of credit	0.07	0.12	0.16	0.17	0.19	(5	) bps		(12	) bps		0.13	0.18	(5	) bps

Home equity loans serviced by others[1]	0.92	(0.99)	(0.58)	0.37	2.36	191	bps		(144	) bps		(0.49)	2.18	(267	) bps

Home equity lines of credit serviced by others[1]	1.01	(2.51)	(0.02)	2.25	2.34	352	bps		(133	) bps		(0.68)	2.15	(283	) bps

Automobile	0.95	0.83	0.65	0.77	0.96	12	bps		(1	) bps		0.80	0.68	12	bps

Education[2]	0.75	0.48	0.56	0.55	0.86	27	bps		(11	) bps		0.59	0.73	(14	) bps

Credit card	2.95	2.93	3.20	3.36	3.15	2	bps		(20	) bps		3.10	3.06	4	bps

Other retail	2.50	2.13	2.29	2.30	2.61	37	bps		(11	) bps		2.31	3.31	(100	) bps

Total retail loans	0.52	0.44	0.44	0.49	0.63	8	bps		(11	) bps		0.47	0.53	(6	) bps

Total loans and leases	0.28%	0.24%	0.28%	0.33%	0.39%	4	bps		(11	) bps		0.28%	0.32%	(4	) bps

Memo: Average loans:

Commercial	$37,713	$37,448	$37,846	$37,517	$36,965	$265		1%	$748		2%	37,631	$35,652	$1,979		6%

Commercial real estate	11,396	11,401	11,086	10,821	10,294	(5)		–	1,102		11	11,178	9,741	1,437		15

Leases	3,201	3,302	3,557	3,696	3,773	(101)		(3)	(572)		(15)	3,437	3,841	(404)		(11)

Total commercial loans and leases	52,310	52,151	52,489	52,034	51,032	159		–	1,278		3	52,246	49,234	3,012		6

Residential mortgages	16,794	16,323	15,646	15,285	14,896	471		3	1,898		13	16,017	14,005	2,012		14

Home equity loans	1,437	1,547	1,668	1,793	1,934	(110)		(7)	(497)		(26)	1,610	2,180	(570)		(26)

Home equity lines of credit	13,501	13,608	13,765	13,955	14,188	(107)		(1)	(687)		(5)	13,706	14,402	(696)		(5)

Home equity loans serviced by others[1]	564	618	668	719	774	(54)		(9)	(210)		(27)	642	867	(225)		(26)

Home equity lines of credit serviced by others[1]	156	173	188	207	228	(17)		(10)	(72)		(32)	181	281	(100)		(36)

Automobile	13,277	13,349	13,574	13,772	13,994	(72)		(1)	(717)		(5)	13,491	13,953	(462)		(3)

Education[2]	8,071	7,814	7,490	6,837	6,215	257		3	1,856		30	7,557	5,558	1,999		36

Credit card	1,803	1,738	1,693	1,665	1,654	65		4	149		9	1,725	1,620	105		6

Other retail	2,537	2,163	1,959	1,798	1,619	374		17	918		57	2,117	1,288	829		64

Total retail loans	58,140	57,333	56,651	56,031	55,502	807		1	2,638		5	57,046	54,154	2,892		5

Total loans and leases	$110,450	$109,484	$109,140	$108,065	$106,534	$966		1%	$3,916		4%	$109,292	$103,388	$5,904		6%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q17 Change						2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17		4Q16		2017	2016	2016
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,224	$1,219	$1,224	$1,236	$1,240	$5	–%	($16)	(1%)	$1,236	$1,216	$20	2%
Charge-offs:
Commercial	15	12	24	24	26	3	25	(11)	(42)	75	79	(4)	(5)
Retail	116	108	104	109	126	8	7	(10)	(8)	437	457	(20)	(4)

Total charge-offs	131	120	128	133	152	11	9	(21)	(14)	512	536	(24)	(4)
Recoveries:
Commercial	13	12	10	5	10	1	8	3	30	40	33	7	21
Retail	40	43	43	41	38	(3)	(7)	2	5	167	168	(1)	(1)

Total recoveries	53	55	53	46	48	(2)	(4)	5	10	207	201	6	3

Net charge-offs	78	65	75	87	104	13	20	(26)	(25)	305	335	(30)	(9)
Provision for loan and lease losses:
Commercial[1]	49	24	(25)	9	24	25	104	25	104	57	113	(56)	(50)
Retail[1]	41	46	95	66	76	(5)	(11)	(35)	(46)	248	242	6	2

Total provision for loan and lease losses	90	70	70	75	100	20	29	(10)	(10)	305	355	(50)	(14)

Allowance for loan and lease losses - ending	$1,236	$1,224	$1,219	$1,224	$1,236	$12	1%	$–	–%	$1,236	$1,236	$–	–%

Reserve for unfunded lending commitments - beginning	$95	$93	$93	$72	$70	$2	2%	$25	36%	$72	$58	$14	24%
Provision for unfunded lending commitments	(7)	2	–	21	2	(9)	NM	(9)	NM	16	14	2	14

Reserve for unfunded lending commitments - ending	$88	$95	$93	$93	$72	($7)	(7%)	$16	22%	$88	$72	$16	22%

Total allowance for credit losses - ending	$1,324	$1,319	$1,312	$1,317	$1,308	$5	–%	$16	1%	$1,324	$1,308	$16	1%

Memo: Total allowance for credit losses by product:
Commercial	$773	$733	$707	$746	$735	$40	5%	$38	5%	$773	$735	$38	5%
Retail	551	586	605	571	573	(35)	(6)	(22)	(4)	551	573	(22)	(4)

Total allowance for credit losses	$1,324	$1,319	$1,312	$1,317	$1,308	$5	–%	$16	1%	$1,324	$1,308	$16	1%

1 4Q17 QTD and 2017 YTD provision for loan and lease losses included an increase of approximately $50 million to commercial and corresponding decrease to retail for the impact of the enhancement to the assessment of qualitative risks, factors and events that may not be measured in the modeled results.

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FULL YEAR
						DEC 31, 2017 CHANGE						2017 Change
	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2017		Dec 31, 2016		2017	2016	2016
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)[1]:
CET1 capital	$14,164	$14,093	$14,057	$13,941	$13,822	$71	1%	$342	2%
Tier 1 capital	14,411	14,340	14,304	14,188	14,069	71	–	342	2
Total capital	17,636	17,560	17,586	17,475	17,347	76	–	289	2
Risk-weighted assets	127,614	127,203	125,774	124,881	123,857	411	–	3,757	3
Adjusted average assets[2]	145,523	144,500	144,404	143,430	141,677	1,023	1	3,846	3
CET1 capital ratio	11.1%	11.1%	11.2%	11.2%	11.2%
Tier 1 capital ratio	11.3	11.3	11.4	11.4	11.4
Total capital ratio	13.8	13.8	14.0	14.0	14.0
Tier 1 leverage ratio	9.9	9.9	9.9	9.9	9.9
Pro forma Basel III fully phased-in common equity tier 1 capital ratio	11.1	11.1	11.2	11.1	11.1
TANGIBLE COMMON EQUITY (PERIOD-END):
Common stockholders’ equity	$20,023	$19,862	$19,817	$19,600	$19,499	$161	1%	$524	3%	$20,023	$19,499	$524	3%
Less: Goodwill	6,887	6,887	6,887	6,876	6,876	–	–	11	–	6,887	6,876	11	–
Less: Other intangible assets	2	2	2	–	1	–	–	1	100	2	1	1	100
Add: Deferred tax liabilities[3]	355	539	535	534	532	(184)	(34)	(177)	(33)	355	532	(177)	(33)

Total tangible common equity	$13,489	$13,512	$13,463	$13,258	$13,154	($23)	–%	$335	3%	$13,489	$13,154	$335	3%

TANGIBLE COMMON EQUITY (AVERAGE):
Common stockholders’ equity	$19,624	$19,728	$19,659	$19,460	$19,645	($104)	(1%)	($21)	–%	$19,618	$19,698	($80)	–%
Less: Goodwill	6,887	6,887	6,882	6,876	6,876	–	–	11	–	6,883	6,876	7	–
Less: Other intangible assets	2	2	2	–	1	–	–	1	100	2	2	–	–
Add: Deferred tax liabilities[3]	531	537	534	531	523	(6)	(1)	8	2	534	502	32	6

Total tangible common equity	$13,266	$13,376	$13,309	$13,115	$13,291	($110)	(1%)	($25)	–%	$13,267	$13,322	($55)	–%

INTANGIBLE ASSETS (PERIOD-END):
Goodwill	$6,887	$6,887	$6,887	$6,876	$6,876	$–	–%	$11	–%	$6,887	$6,876	$11	–%
Other intangible assets	2	2	2	–	1	–	–	1	100	2	1	1	100

Total intangible assets	$6,889	$6,889	$6,889	$6,876	$6,877	$–	–%	$12	–%	$6,889	$6,877	$12	–%

1 U.S. Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the U.S. Basel III standardized transitional approach. Per the final transition provision rule issued by banking regulators on November 21, 2017, U.S. Basel III ratio definitions impacting risk weighted assets and qualifying U.S. Basel III capital will be fully phased-in as of January 1, 2018.

2 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

3 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio (U.S. Basel III Standardized fully phased-in basis).

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period do not reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR
							4Q17 Change						2017 Change
		4Q17	3Q17	2Q17	1Q17	4Q16	3Q17		4Q16		2017	2016	2016
							$	%	$	%			$	%
Noninterest income, Adjusted/Underlying:
Noninterest income (GAAP)		$404	$381	$370	$379	$377	$23	6%	$27	7%	$1,534	$1,497	$37	2%
Less: Notable items		17	–	(11)	–	–	17	100	17	100	6	67	(61)	(91)

Noninterest income, Adjusted/Underlying (non-GAAP)		$387	$381	$381	$379	$377	$6	2%	$10	3%	$1,528	$1,430	$98	7%

Total revenue, Adjusted/Underlying:
Total revenue (GAAP)	A	$1,484	$1,443	$1,396	$1,384	$1,363	$41	3%	$121	9%	$5,707	$5,255	$452	9%
Less: Notable items		17	–	(11)	–	–	17	100	17	100	6	67	(61)	(91)

Total revenue, Adjusted/Underlying (non-GAAP)	B	$1,467	$1,443	$1,407	$1,384	$1,363	$24	2%	$104	8%	$5,701	$5,188	$513	10%

Noninterest expense, Adjusted/Underlying:
Noninterest expense (GAAP)	C	$898	$858	$864	$854	$847	$40	5%	$51	6%	$3,474	$3,352	$122	4%
Less: Notable items		40	–	15	–	–	40	100	40	100	55	36	19	53

Noninterest expense, Adjusted/Underlying (non-GAAP)	D	$858	$858	$849	$854	$847	$–	—%	$11	1%	$3,419	$3,316	$103	3%

Pre-provision profit:
Total revenue (GAAP)	A	$1,484	$1,443	$1,396	$1,384	$1,363	$41	3%	$121	9%	$5,707	$5,255	$452	9%
Less: Noninterest expense (GAAP)	C	898	858	864	854	847	40	5	51	6	3,474	3,352	122	4

Pre-provision profit (GAAP)		$586	$585	$532	$530	$516	$1	—%	$70	14%	$2,233	$1,903	$330	17%

Pre-provision profit, Adjusted/Underlying:
Total revenue, Adjusted/Underlying (non-GAAP)	B	$1,467	$1,443	$1,407	$1,384	$1,363	$24	2%	$104	8%	$5,701	$5,188	$513	10%
Less: Noninterest expense, Adjusted/Underlying (non-GAAP)	D	858	858	849	854	847	–	–	11	1	3,419	3,316	103	3

Pre-provision profit, Adjusted/Underlying (non-GAAP)		$609	$585	$558	$530	$516	$24	4%	$93	18%	$2,282	$1,872	$410	22%

Total credit-related costs, Adjusted/Underlying:
Provision for credit losses (GAAP)		$83	$72	$70	$96	$102	$11	15%	($19)	(19%)	$321	$369	($48)	(13%)
Add: Lease impairment credit-related costs		–	–	26	–	–	–	–	–	–	26	–	26	100

Total credit-related costs, Adjusted/Underlying (non-GAAP)		$83	$72	$96	$96	$102	$11	15%	($19)	(19%)	$347	$369	($22)	(6%)

Income before income tax expense, Adjusted/Underlying:
Income before income tax expense (GAAP)	E	$503	$513	$462	$434	$414	($10)	(2%)	$89	21%	$1,912	$1,534	$378	25%
Less: Income before income tax expense (benefit) related to notable items		(23)	–	–	–	–	(23)	(100)	(23)	(100)	(23)	31	(54)	(174)

Income before income tax expense, Adjusted/Underlying (non-GAAP)	F	$526	$513	$462	$434	$414	$13	3%	$112	27%	$1,935	$1,503	$432	29%

Income tax expense, Adjusted/Underlying:
Income tax expense (GAAP)	G	($163)	$165	$144	$114	$132	($328)	(199%)	($295)	(223%)	$260	$489	($229)	(47%)
Less: Income tax expense (benefit) related to notable/Underlying items		(340)	–	–	(23)	–	(340)	(100)	(340)	(100)	(363)	12	(375)	NM

Income tax expense, Adjusted/Underlying (non-GAAP)	H	$177	$165	$144	$137	$132	$12	7%	$45	34%	$623	$477	$146	31%

Net income, Adjusted/Underlying:
Net income (GAAP)	I	$666	$348	$318	$320	$282	$318	91%	$384	136%	$1,652	$1,045	$607	58%
Add: Notable items, net of income tax expense (benefit)		(317)	–	–	(23)	–	(317)	(100)	(317)	(100)	(340)	(19)	(321)	NM

Net income, Adjusted/Underlying (non-GAAP)	J	$349	$348	$318	$297	$282	$1	–%	$67	24%	$1,312	$1,026	$286	28%

Net income available to common stockholders, Adjusted/Underlying:
Net income available to common stockholders (GAAP)	K	$666	$341	$318	$313	$282	$325	95%	$384	136%	$1,638	$1,031	$607	59%
Add: Notable items, net of income tax expense (benefit)		(317)	–	–	(23)	–	(317)	(100)	(317)	(100)	(340)	(19)	(321)	NM

Net income available to common stockholders, Adjusted/Underlying (non-GAAP)	L	$349	$341	$318	$290	$282	$8	2%	$67	24%	$1,298	$1,012	$286	28%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q17 Change								2017 Change
		4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,484	$1,443	$1,396	$1,384	$1,363	$41		2.86%	$121		8.93%	$5,707	$5,255	$452		8.61%
Less: Noninterest expense (GAAP)	C	898	858	864	854	847	40		4.79	51		6.03	3,474	3,352	122		3.63

Operating leverage									(1.93%)			2.90%					4.98%

Operating leverage, Adjusted/Underlying:
Total revenue, Adjusted/Underlying (non-GAAP)	B	$1,467	$1,443	$1,407	$1,384	$1,363	$24		1.68%	$104		7.67%	$5,701	$5,188	$513		9.90%
Less: Noninterest expense, Adjusted/Underlying (non-GAAP)	D	858	858	849	854	847	–		0.12	11		1.31	3,419	3,316	103		3.10

Operating leverage, Adjusted/Underlying (non-GAAP)									1.56%			6.36%					6.80%

Efficiency ratio and efficiency ratio, Adjusted/Underlying:
Efficiency ratio	C/A	60.52%	59.41%	61.94%	61.68%	62.18%	111	bps		(166	) bps		60.87%	63.80%	(293	) bps
Efficiency ratio, Adjusted/Underlying (non-GAAP)	D/B	58.50	59.41	60.36	61.68	62.18	(91	) bps		(368	) bps		59.96	63.92	(396	) bps
Effective income tax rate and effective income tax rate, Adjusted/Underlying:
Effective income tax rate	G/E	(32.40)%	32.18%	31.13%	26.36%	31.90%	NM			NM			13.62%	31.88%	NM
Effective income tax rate, Adjusted/Underlying	H/F	33.68	32.18	31.13	31.56	31.90	150	bps		178	bps		32.20	31.74	46	bps
Return on average common equity and return on average common equity, Adjusted/Underlying:
Average common equity (GAAP)	M	$19,624	$19,728	$19,659	$19,460	$19,645	($104)		(1%)	($21)		–%	$19,618	$19,698	($80)		–%
Return on average common equity	K/M	13.46%	6.87%	6.48%	6.52%	5.70%	659	bps		776	bps		8.35%	5.23%	312	bps
Return on average common equity, Adjusted/Underlying (non-GAAP)	L/M	7.05	6.87	6.48	6.05	5.70	18	bps		135	bps		6.62	5.14	148	bps
Return on average tangible common equity and return on average tangible common equity, Adjusted/Underlying:
Average common equity (GAAP)	M	$19,624	$19,728	$19,659	$19,460	$19,645	($104)		(1%)	($21)		–%	$19,618	$19,698	($80)		–%
Less: Average goodwill (GAAP)		6,887	6,887	6,882	6,876	6,876	–		–	11		–	6,883	6,876	7		–
Less: Average other intangibles (GAAP)		2	2	2	–	1	–		–	1		100	2	2	–		–
Add: Average deferred tax liabilities related to goodwill (GAAP)		531	537	534	531	523	(6)		(1)	8		2	534	502	32		6

Average tangible common equity	N	$13,266	$13,376	$13,309	$13,115	$13,291	($110)		(1%)	($25)		–%	$13,267	$13,322	($55)		–%

Return on average tangible common equity	K/N	19.92%	10.13%	9.57%	9.68%	8.43%	979	bps		1,149	bps		12.35%	7.74%	461	bps
Return on average tangible common equity, Adjusted/Underlying (non-GAAP)	L/N	10.43	10.13	9.57	8.98	8.43	30	bps		200	bps		9.79	7.60	219	bps
Return on average total assets and return on average total assets, Adjusted/Underlying:
Average total assets (GAAP)	O	$151,111	$150,012	$149,878	$148,786	$147,315	$1,099		1%	$3,796		3%	$149,953	$143,183	$6,770		5%
Return on average total assets	I/O	1.75%	0.92%	0.85%	0.87%	0.76%	83	bps		99	bps		1.10%	0.73%	37	bps
Return on average total assets, Adjusted/Underlying (non-GAAP)	J/O	0.92	0.92	0.85	0.81	0.76	–	bps		16	bps		0.88	0.72	16	bps
Return on average total tangible assets and return on average total tangible assets, Adjusted/Underlying:
Average total assets (GAAP)	O	$151,111	$150,012	$149,878	$148,786	$147,315	$1,099		1%	$3,796		3%	$149,953	$143,183	$6,770		5%
Less: Average goodwill (GAAP)		6,887	6,887	6,882	6,876	6,876	–		–	11		–	6,883	6,876	7		–
Less: Average other intangibles (GAAP)		2	2	2	–	1	–		–	1		100	2	2	–		–
Add: Average deferred tax liabilities related to goodwill (GAAP)		531	537	534	531	523	(6)		(1)	8		2	534	502	32		6

Average tangible assets	P	$144,753	$143,660	$143,528	$142,441	$140,961	$1,093		1%	$3,792		3%	$143,602	$136,807	$6,795		5%

Return on average total tangible assets	I/P	1.83%	0.96%	0.89%	0.91%	0.79%	87	bps		104	bps		1.15%	0.76%	39	bps
Return on average total tangible assets, Adjusted/Underlying (non-GAAP)	J/P	0.96	0.96	0.89	0.85	0.79	–	bps		17	bps		0.91	0.75	16	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q17 Change								2017 Change
		4Q17	3Q17	2Q17	1Q17	4Q16	3Q17			4Q16			2017	2016	2016
							$/bps		%	$/bps		%			$/bps		%
Tangible book value per common share:
Common shares - at end of period (GAAP)	Q	490,812,912	499,505,285	505,880,851	509,515,646	511,954,871	(8,692,373)		(2%)	(21,141,959)		(4%)	490,812,912	511,954,871	(21,141,959)		(4%)
Common stockholders’ equity (GAAP)		$20,023	$19,862	$19,817	$19,600	$19,499	$161		1	$524		3	$20,023	$19,499	$524		3
Less: Goodwill (GAAP)		6,887	6,887	6,887	6,876	6,876	–		–	11		–	6,887	6,876	11		–
Less: Other intangible assets (GAAP)		2	2	2	–	1	–		–	1		100	2	1	1		100
Add: Deferred tax liabilities related to goodwill (GAAP)		355	539	535	534	532	(184)		(34)	(177)		(33)	355	532	(177)		(33)

Tangible common equity	R	$13,489	$13,512	$13,463	$13,258	$13,154	($23)		–%	$335		3%	$13,489	$13,154	$335		3%

Tangible book value per common share	R/Q	$27.48	$27.05	$26.61	$26.02	$25.69	$0.43		2%	$1.79		7%	$27.48	$25.69	$1.79		7%
Net income per average common share - basic and diluted, Adjusted/Underlying:
Average common shares outstanding - basic (GAAP)	S	492,149,763	500,861,076	506,371,846	509,451,450	512,015,920	(8,711,313)		(2%)	(19,866,157)		(4%)	502,157,440	522,093,545	(19,936,105)		(4%)
Average common shares outstanding - diluted (GAAP)	T	493,788,007	502,157,384	507,414,122	511,348,200	513,897,085	(8,369,377)		(2)	(20,109,078)		(4)	503,685,091	523,930,718	(20,245,627)		(4)
Net income available to common stockholders (GAAP)	K	$666	$341	$318	$313	$282	$325		95	$384		136	$1,638	$1,031	$607		59
Net income per average common share - basic (GAAP)	K/S	1.35	0.68	0.63	0.61	0.55	0.67		99	0.80		145	3.26	1.97	1.29		65
Net income per average common share - diluted (GAAP)	K/T	1.35	0.68	0.63	0.61	0.55	0.67		99	0.80		145	3.25	1.97	1.28		65
Net income available to common stockholders, Adjusted/Underlying (non-GAAP)	L	349	341	318	290	282	8		2	67		24	1,298	1,012	286		28
Net income per average common share - basic, Adjusted/Underlying (non-GAAP)	L/S	0.71	0.68	0.63	0.57	0.55	0.03		4	0.16		29	2.59	1.94	0.65		34
Net income per average common share - diluted, Adjusted/Underlying (non-GAAP)	L/T	0.71	0.68	0.63	0.57	0.55	0.03		4	0.16		29	2.58	1.93	0.65		34
Dividend payout ratio and divident payout ratio, Adjusted/Underlying
Cash dividends declared and paid per common share	U	0.18	0.18	0.14	0.14	0.12	–		–	0.06		50	0.64	0.46	0.18		39
Dividend payout ratio	U/(K/S)	13%	26%	22%	23%	22%	NM			(900	) bps		20%	23%	(300	) bps
Dividend payout ratio, Adjusted/Underlying (non-GAAP)	U/(L/S)	25	26	22	25	22	(100	) bps		300	bps		25	24	100	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR
							4Q17 Change						2017 Change
		4Q17	3Q17	2Q17	1Q17	4Q16	3Q17		4Q16		2017	2016	2016
							$	%	$	%			$	%
Other income, Adjusted/Underlying
Other income (GAAP)		$40	$18	$2	$24	$25	$22	122%	$15	60%	$84	$147	($63)	(43%)
Less: Notable items		17	–	(11)	–	–	17	100	17	100	6	67	(61)	(91)

Other income, Adjusted/Underlying (non-GAAP)		$23	$18	$13	$24	$25	$5	28%	($2)	(8%)	$78	$80	($2)	(3%)

Salaries and employee benefits, Adjusted/Underlying:
Salaries and employee benefits (GAAP)		$449	$436	$432	$444	$420	$13	3%	$29	7%	$1,761	$1,709	$52	3%
Less: Notable items		17	–	–	–	–	17	100	17	100	17	11	6	55

Salaries and employee benefits, Adjusted/Underlying (non-GAAP)		$432	$436	$432	$444	$420	($4)	(1%)	$12	3%	$1,744	$1,698	$46	3%

Outside services, Adjusted/Underlying:
Outside services (GAAP)		$118	$99	$96	$91	$98	$19	19%	$20	20%	$404	$377	$27	7%
Less: Notable items		12	–	–	–	–	12	100	12	100	12	8	4	50

Outside services, Adjusted/Underlying (non-GAAP)		$106	$99	$96	$91	$98	$7	7%	$8	8%	$392	$369	$23	6%

Occupancy, Adjusted/Underlying:
Occupancy (GAAP)		$80	$78	$79	$82	$77	$2	3%	$3	4%	$319	$307	$12	4%
Less: Notable items		–	–	–	–	–	–	–	–	–	–	–	–	–

Occupancy, Adjusted/Underlying (non-GAAP)		$80	$78	$79	$82	$77	$2	3%	$3	4%	$319	$307	$12	4%

Equipment expense, Adjusted/Underlying:
Equipment expense (GAAP)		$67	$65	$64	$67	$69	$2	3%	($2)	(3%)	$263	$263	$–	–%
Less: Notable items		–	–	–	–	–	–	–	–	–	–	–	–	–

Equipment expense, Adjusted/Underlying (non-GAAP)		$67	$65	$64	$67	$69	$2	3%	($2)	(3%)	$263	$263	$–	–%

Amortization of software, Adjusted/Underlying:
Amortization of software (GAAP)		$46	$45	$45	$44	$44	$1	2%	$2	5%	$180	$170	$10	6%
Less: Notable items		–	–	–	–	–	–	–	–	–	–	3	(3)	(100)

Amortization of software, Adjusted/Underlying (non-GAAP)		$46	$45	$45	$44	$44	$1	2%	$2	5%	$180	$167	$13	8%

Other operating expense, Adjusted/Underlying:
Other operating expense (GAAP)		$138	$135	$148	$126	$139	$3	2%	($1)	(1%)	$547	$526	$21	4%
Less: Notable items		11	–	15	–	–	11	100	11	100	26	14	12	86

Other operating expense, Adjusted/Underlying (non-GAAP)		$127	$135	$133	$126	$139	($8)	(6%)	($12)	(9%)	$521	$512	$9	2%

Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 capital (regulatory)		$14,164	$14,093	$14,057	$13,941	$13,822
Less: Change in DTA and other threshold deductions (GAAP)		–	–	–	–	–

Pro forma Basel III fully phased-in common equity tier 1 capital	V	$14,164	$14,093	$14,057	$13,941	$13,822

Risk-weighted assets (regulatory general risk weight approach)		$127,614	$127,203	$125,774	$124,881	$123,857
Add: Net change in credit and other risk-weighted assets (regulatory)		297	251	249	247	244

Pro forma Basel III standardized approach risk-weighted assets	W	$127,911	$127,454	$126,023	$125,128	$124,101

Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]	V/W	11.1%	11.1%	11.2%	11.1%	11.1%

[1]	Per the final transition provision rule issued by banking regulators on November 21, 2017, U.S. Basel III ratio definitions impacting risk weighted assets and qualifying U.S. Basel III capital will be fully phased-in as of January 1, 2018.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		FOURTH QUARTER 2017				THIRD QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$117	$206	$343	$666	$122	$201	$25	$348
Less: Preferred stock dividends		–	–	–	–	–	–	7	7

Net income available to common stockholders	B	$117	$206	$343	$666	$122	$201	$18	$341

Return on average tangible common equity:
Average common equity (GAAP)		$5,606	$5,756	$8,262	$19,624	$5,565	$5,685	$8,478	$19,728
Less: Average goodwill (GAAP)		–	–	6,887	6,887	–	–	6,887	6,887
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	531	531	–	–	537	537

Average tangible common equity	C	$5,606	$5,756	$1,904	$13,266	$5,565	$5,685	$2,126	$13,376

Return on average tangible common equity	B/C	8.29%	14.15%	NM	19.92%	8.72%	14.06%	NM	10.13%
Return on average total tangible assets:
Average total assets (GAAP)		$60,911	$50,169	$40,031	$151,111	$60,012	$49,833	$40,167	$150,012
Less: Average goodwill (GAAP)		–	–	6,887	6,887	–	–	6,887	6,887
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	531	531	–	–	537	537

Average tangible assets	D	$60,911	$50,169	$33,673	$144,753	$60,012	$49,833	$33,815	$143,660

Return on average total tangible assets	A/D	0.76%	1.62%	NM	1.83%	0.81%	1.60%	NM	0.96%
Efficiency ratio:
Noninterest expense (GAAP)	E	$654	$195	$49	$898	$648	$195	$15	$858
Net interest income (GAAP)		682	367	31	1,080	674	354	34	1,062
Noninterest income (GAAP)		229	138	37	404	227	136	18	381

Total revenue (GAAP)	F	$911	$505	$68	$1,484	$901	$490	$52	$1,443

Efficiency ratio	E/F	71.90%	38.84%	NM	60.52%	71.88%	39.39%	NM	59.41%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		SECOND QUARTER 2017				FIRST QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$118	$187	$13	$318	$95	$180	$45	$320
Less: Preferred stock dividends		–	–	–	–	–	–	7	7

Net income available to common stockholders	B	$118	$187	$13	$318	$95	$180	$38	$313

Return on average tangible common equity:
Average common equity (GAAP)		$5,519	$5,617	$8,523	$19,659	$5,460	$5,528	$8,472	$19,460
Less: Average goodwill (GAAP)		–	–	6,882	6,882	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	–	–
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	534	534	–	–	531	531

Average tangible common equity	C	$5,519	$5,617	$2,173	$13,309	$5,460	$5,528	$2,127	$13,115

Return on average tangible common equity	B/C	8.57%	13.37%	NM	9.57%	7.06%	13.18%	NM	9.68%
Return on average total tangible assets:
Average total assets (GAAP)		$59,244	$49,731	$40,903	$149,878	$58,660	$49,243	$40,883	$148,786
Less: Average goodwill (GAAP)		–	–	6,882	6,882	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	–	–
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	534	534	–	–	531	531

Average tangible assets	D	$59,244	$49,731	$34,553	$143,528	$58,660	$49,243	$34,538	$142,441

Return on average total tangible assets	A/D	0.80%	1.51%	NM	0.89%	0.66%	1.48%	NM	0.91%
Efficiency ratio:
Noninterest expense (GAAP)	E	$644	$192	$28	$864	$647	$190	$17	$854
Net interest income (GAAP)		657	344	25	1,026	638	346	21	1,005
Noninterest income (GAAP)		229	130	11	370	220	134	25	379

Total revenue (GAAP)	F	$886	$474	$36	$1,396	$858	$480	$46	$1,384

Efficiency ratio	E/F	72.64%	40.48%	NM	61.94%	75.41%	39.80%	NM	61.68%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FOURTH QUARTER 2016
		Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$92	$172	$18	$282
Less: Preferred stock dividends		–	–	–	–

Net income available to common stockholders	B	$92	$172	$18	$282

Return on average tangible common equity:
Average common equity (GAAP)		$5,275	$5,278	$9,092	$19,645
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	523	523

Average tangible common equity	C	$5,275	$5,278	$2,738	$13,291

Return on average tangible common equity	B/C	6.97%	12.94%	NM	8.43%
Return on average total tangible assets:
Average total assets (GAAP)		$58,066	$48,024	$41,225	$147,315
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	523	523

Average tangible assets	D	$58,066	$48,024	$34,871	$140,961

Return on average total tangible assets	A/D	0.63%	1.42%	NM	0.79%
Efficiency ratio:
Noninterest expense (GAAP)	E	$649	$187	$11	$847
Net interest income (GAAP)		639	347	–	986
Noninterest income (GAAP)		227	122	28	377

Total revenue (GAAP)	F	$866	$469	$28	$1,363

Efficiency ratio	E/F	74.90%	39.83%	NM	62.18%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FULL YEAR
		2017				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$452	$774	$426	$1,652	$345	$631	$69	$1,045
Less: Preferred stock dividends		–	–	14	14	–	–	14	14

Net income available to common stockholders	B	$452	$774	$412	$1,638	$345	$631	$55	$1,031

Return on average tangible common equity:
Average common equity (GAAP)		$5,538	$5,647	$8,433	$19,618	$5,166	$5,071	$9,461	$19,698
Less: Average goodwill (GAAP)		–	–	6,883	6,883	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	534	534	–	–	502	502

Average tangible common equity	C	$5,538	$5,647	$2,082	$13,267	$5,166	$5,071	$3,085	$13,322

Return on average tangible common equity	B/C	8.17%	13.70%	NM	12.35%	6.68%	12.44%	NM	7.74%
Return on average total tangible assets:
Average total assets (GAAP)		$59,714	$49,747	$40,492	$149,953	$56,388	$47,159	$39,636	$143,183
Less: Average goodwill (GAAP)		–	–	6,883	6,883	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	534	534	–	–	502	502

Average tangible assets	D	$59,714	$49,747	$34,141	$143,602	$56,388	$47,159	$33,260	$136,807

Return on average total tangible assets	A/D	0.76%	1.56%	NM	1.15%	0.61%	1.34%	NM	0.76%
Efficiency ratio:
Noninterest expense (GAAP)	E	$2,593	$772	$109	$3,474	$2,547	$741	$64	$3,352
Net interest income (GAAP)		2,651	1,411	111	4,173	2,443	1,288	27	3,758
Noninterest income (GAAP)		905	538	91	1,534	883	466	148	1,497

Total revenue (GAAP)	F	$3,556	$1,949	$202	$5,707	$3,326	$1,754	$175	$5,255

Efficiency ratio	E/F	72.93%	39.62%	NM	60.87%	76.57%	42.26%	NM	63.80%